SUPPLEMENT

dated February 6, 2024 to the

Combined Statutory Prospectus and Statement of Additional Information

dated May 31, 2023, as supplemented for

The Yorktown Funds

(Class A, Class L and Institutional Class Shares)

On February 5, 2024, the Board of Trustees (the “Board”) of American Pension Investors Trust (the “Trust”) approved the termination of the sub-advisory agreement between Yorktown Management & Research Company, Inc. (the “Adviser”) and Sapphire Star Capital LLC (“Sapphire”), on behalf of the Yorktown Small Cap Fund. Effective as of February 5, 2024, Sapphire is no longer providing sub-advisory services to the Yorktown Small Cap Fund and all references to Sapphire and Michael J. Borgen are removed.

Upcoming Reorganization of the Fund

Additionally, at the meeting on February 5, 2024, the Board of the Trust approved an Agreement and Plan of Reorganization whereby the Yorktown Small Cap Fund (the “Acquired Fund”) will reorganize and merge into the Yorktown Growth Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”).  The Reorganization will be structured as a tax-free reorganization for federal tax purposes.

The Adviser is the investment adviser to both the Acquired Fund and the Acquiring Fund.  At the current asset size, the Acquired Fund is unable to support its own expenses without significant subsidy from the Adviser. The Adviser believes that combining the Acquired Fund and the Acquiring Fund will benefit shareholders of the Acquired Fund who wish to maintain investments in the Trust.

The Acquired Fund and the Acquiring Fund have similar investment objectives but different investment strategies and risks.  After the Reorganization, the operating expense ratio of the Acquiring Fund is expected to be lower than that of the Acquired Fund.

Shareholders of record of the Acquired Fund will receive an Information Statement/Prospectus with respect to the proposed Reorganization at a later date.  A more complete description of the Reorganization, including the differences in investment strategies and fees and expenses, as well as information regarding the factors the Board of Trustees considered in approving the Reorganization will be provided in the Information Statement/Prospectus.  No shareholder approval or action on your part is necessary to effect the Reorganization.

Under “Management” on page 48 of the Statutory Prospectus, the “Portfolio Manager” is replaced with the below:

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since 2024. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2024. Brentz East, Securities Analyst, has acted as Portfolio Manager to the Fund since 2024.

In Section 3: Who Manages Your Money in the Statutory Prospectus, the following replaces the current language under “The Portfolio Managers” on page 70 and 71:

All Funds

Mr. David D. Basten is the Adviser’s Chief Investment Officer and a Portfolio Manager for the Funds, having served in that capacity since commencement of each Fund’s operations, except that he has served in that capacity with respect to the Small Cap Fund since 2024. Mr. David D. Basten is President and Director of the Adviser, Managing Partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

Mr. David M. Basten has served as Portfolio Manager since 2005, except that he has served in that capacity with respect to the Small Cap Fund since 2024, and prior to that held various positions at the Adviser, including as a securities analyst.

Growth Fund and Small Cap Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mrs. Brentz East serves as Portfolio Manager on the Growth Fund and the Small Cap Fund.

Short Term Bond Fund and Multi-Sector Bond Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mr. Barry D. Weiss and Mr. John P. Tener serve as Portfolio Managers on the Short Term Bond Fund and the Multi-Sector Bond Fund.

Treasury Advanced Total Return Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mrs. Brentz East, Mr. John P. Tener, and Mr. Barry D. Weiss have served as Portfolio Manager on the Treasury Advanced Total Return Fund since commencement of the Treasury Advanced Total Return Fund’s operations.

Under “Additional Information About Portfolio Managers” on page 35 of the Statement of Additional Information, the following replaces the first two sentences:

Mr. David D. Basten and Mr. David M. Basten serve as the portfolio managers to all the Funds. Mrs. Brentz East serves as the portfolio manager to all the Funds except the Multi-Sector Bond Fund.

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Please retain this supplement with your Prospectus for future reference.